UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2023

BIOAFFINITY TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41463	46-5211056
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

22211 W Interstate 10

Suite 1206

San Antonio, Texas 78257

(210) 698-5334

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.007 per share	BIAF	The Nasdaq Stock Market LLC
Tradeable Warrants to purchase Common Stock	BIAFW	The Nasdaq Stock Market LLC

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Warrants

On September 17, 2023, Mr. Girgenti, the Cranye Girgenti Testamentary Trust, Gary Rubin, The Harvey Sandler Revocable Trust, a trust of which Mr. Rubin is a co-trustee, Ms. Zannes and Dr. Joyce consented to an amendment of the terms of the outstanding warrants that they own. Such warrants include warrants (i) tradeable warrants (the “Tradeable Warrants”) to purchase 98,198, 39,182, and 39,182 shares of Common Stock owned by Mr. Girgenti, The Harvey Sandler Revocable Trust, and Ms. Zannes, respectively); (ii)non-tradeable warrants (the “Non-Tradeable Warrants”) to purchase 102,286, 40,813, and 40,813 shares of Common Stock owned by Mr. Girgenti, The Harvey Sandler Revocable Trust, and Ms. Zannes, respectively; and (iii) other outstanding warrants (the “Pre-IPO Warrants”) to purchase 469,063, 8,332, 571,373, 23,571, 17,137, and 14,285 shares of Common Stock owned by Mr. Girgenti, the Cranye Girgenti Testamentary Trust, Mr. Rubin, The Harvey Sandler Revocable Trust, Ms. Zannes and Dr. Joyce, respectively. The warrant amendment (the “Warrant Amendment”) provides that such warrants will not be exercisable until the date that we file a certificate of amendment to our certificate of incorporation with the State of Delaware which increases the number of shares of our authorized Common Stock to allow for sufficient authorized and unissued shares of Common Stock for the full exercise of all of the outstanding Pre-IPO Warrants, Tradeable Warrants and Non-Tradeable Warrants of the Company and the issuance of all of the shares of Common Stock underlying such warrants.

Acquisition

On September 18, 2023, bioAffinity Technologies, Inc.’s (the “Company”) wholly-owned subsidiary, Precision Pathology Laboratory Services LLC (“PPLS”), consummated the acquisition (the “Acquisition”) of a clinical anatomic and clinical pathology laboratory and related services business in San Antonio, Texas (the “Laboratory Assets”) pursuant to the terms of an Asset Purchase Agreement (the “Asset Purchase Agreement”) dated September 18, 2023 that PPLS entered into with Village Oaks Pathology Services, P.A., a Texas professional association d/b/a Precision Pathology Services (“Village Oaks Pathology”) and Dr. Roby P. Joyce, M.D. As a result of the Acquisition, the clinical pathology laboratory is owned by PPLS. Dr. Joyce was the Medical Director and Laboratory Director of the clinical pathology laboratory prior to the Acquisition and he continues to serve as Medical Director and Laboratory Director after the Acquisition. The laboratory is accredited by the College of American Pathologists (“CAP”) and certified under the Clinical Laboratory Improvement Amendments of 1988 (“CLIA”). Pursuant to the terms of the Asset Purchase Agreement, PPLS acquired the Laboratory Assets, which included all of the assets owned by Village Oaks other than medical assets, which Laboratory Assets Village Oaks used in connection with its management and operation of a clinical pathology laboratory, now owned by PPLS, and related services business, and assumed certain liabilities and obligations.

Pursuant to the terms of the Asset Purchase Agreement, Village Oaks received $3,500,000 in consideration for the Laboratory Assets purchased by PPLS, of which $1,000,000 was paid by the issuance of 564,972 shares of the Company’s restricted common stock to the Joyce Living Trust, dated March 19, 2013, a trust (the “Trust”) of which Roby Joyce, MD (“Dr. Joyce”), the principal of Village Oaks Pathology, is trustee, which number of shares was determined by dividing $1,000,000 by $1.77, the average of the trading day closing prices for the thirty (30) days prior to September 15, 2023, rounded to the nearest whole share, pursuant to a Subscription Agreement, dated September 18, 2023, by and between the Trust and the Company (the “Subscription Agreement”).

The Asset Purchase Agreement contains customary representations, warranties and covenants made by PPLS and Village Oaks Pathology. Subject to certain customary limitations, Village Oaks Pathology agreed to indemnify PPLS, its successors and assigns, and each of their affiliates, and PPLS’ officers, directors, employees and other authorized agents against certain losses related to, among other things, breaches of Village Oaks Pathology’s representations, warranties, covenants and agreements as well as any excluded liabilities and excluded assets described therein. Subject to certain customary limitations, PPLS also agreed to indemnify Village Oaks Pathology, its successors and assigns, and each of their affiliates, and Village Oaks Pathology’s officers, directors, employees and other authorized agents against certain losses related to, among other things, breaches of PPLS’ representations, warranties, covenants and agreements as well as any assumed liabilities. Upon consummation of the transaction, the following ancillary agreements described below were entered into.

Pursuant to the Asset Purchase Agreement, PPLS assumed all liabilities and obligations under and obtained any and all rights, title and interest of Village Oaks in and to (i) all leases for equipment and personal property related to the Laboratory Assets (the “Assumed Leases”), pursuant to an Assumption Agreement by and between Village Oaks and PPLS (the “Assumption Agreement”) and, (ii) certain other contracts related to the Laboratory Assets, including the license to develop, manufacture, use, market and sell CyPath® Lung (the “Assumed Contracts”) pursuant to the Assumption Agreement; (iii) all accounts payable of Village Oaks as of September 18, 2023 that were incurred in the ordinary course of business consistent with past custom and practice; and (iv) the lease of the premises used in connection with operation of the CLIA-certified and CAP-accredited clinical pathology laboratory, pursuant to an Assignment and Assumption of Lease by and between Village Oaks and PPLS (the “Assignment of Lease”), which Assignment of Lease was consented to by the landlord of the leased premises. The monthly rent is currently $10,143.83 per month and the term of the Lease is five years.

In connection with the Asset Purchase Agreement, PPLS entered into a Management Services Agreement with Village Oaks Pathology (the “Management Services Agreement”) pursuant to which PPLS agreed to provide comprehensive management and administrative services to Village Oaks Pathology in connection with the operation of Village Oaks Pathology’s professional cytopathology, histopathology, clinical and anatomic pathology interpretation medical services practice. PPLS will provide space, equipment, administrative, management and clinical personnel, billing and collection, and related management services to Village Oaks Pathology in exchange for a management fee of 70% of the net revenues received by Village Oaks Pathology from the provision of the medical services. The Management Services Agreement has an initial term of twenty years and provides that upon expiration of the initial term, it will be automatically extended for two additional successive terms of five years each, unless either party delivers written notice of its intention not to extend the term of the agreement not less than ninety days prior to the expiration of the preceding term. The Management Services Agreement also provides that until the fifth anniversary of its effective date, Village Oaks Pathology will not, without the prior written approval of PPLS own, operate or have any financial interest in any other person or entity that operates an independent laboratory or an enterprise within the United States that provides or promotes management or administrative services or any product or services substantially similar to those provided by PPLS.

In connection with the Asset Purchase Agreement, PPLS entered into a Succession Agreement with Village Oaks Pathology and Dr. Joyce (the “Succession Agreement”) pursuant to which Dr. Joyce, as holder of 100% of the issued and outstanding stock of Village Oaks Pathology, is restricted from disposing of his equity interests in Village Oaks Pathology, subject to certain exceptions, without the prior written consent of us and Village Oaks Pathology. The Succession Agreement further provides that the entire equity interest held by Dr. Joyce in Village Oaks Pathology will be automatically assigned and transferred to a successor who meets the Eligibility Requirements of a Designated Physician ( as such terms are defined and described in the Succession Agreement), in the event of, among other things, the death, disability, retirement, or a court’s determination of incompetence of Dr. Joyce, as well as Dr. Joyce’s failure to satisfy the eligibility requirements of a Designated Physician, exclusion or disqualification from participation in the Medicare program, conviction of a felony or crime or moral turpitude, bankruptcy filing, or material breach of the Succession Agreement. In the event of the automatic transfer of Dr. Joyce’s equity interests in Village Oaks Pathology as provided in the Succession Agreement, such agreement provides that the board of directors of Village Oaks Pathology shall nominate a group of three candidates as the Designated Physician who satisfy the Eligibility Requirements. In the event the Company desires not to select any of such candidates, the Company shall select and appoint a successor Designated Physician from any other physician that satisfy the Eligibility Requirements. Subject in all cases to the Management Services Agreement, Dr. Joyce shall not cause any voluntary interruption of the conduct of Village Oaks Pathology’s business and operations, and shall use commercially reasonable efforts to preserve (or assist us in preserving) all rights, privileges and franchises held by Village Oaks Pathology, including the maintenance of all contracts, copyrights, trademarks, licenses and registrations.

In connection with the Asset Purchase Agreement, PPLS entered into a Professional Services Agreement with Village Oaks Pathology (the “Professional Services Agreement”) pursuant to which Village Oaks Pathology agreed to provide pathology interpretation services as requested on behalf of PPLS based on the professional fees approved for the CPT code for the services provided under the Medicare Physician Fee Schedule in the locality where the test is performed. The Professional Services Agreement has an initial term of twenty years and provides that upon expiration of the initial term, it will be automatically extended for successive terms of twelve months each, unless either party delivers written notice of its intention not to extend the term of the agreement not less than thirty days prior to the expiration of the preceding term.

In connection with the Asset Purchase Agreement, the Company also entered into an Executive Employment Agreement with Dr. Joyce (the “Joyce Employment Agreement”), for a term of three years, to serve as the Medical Director and Laboratory Director of PPLS at a base salary of $333,333.34 per year. Pursuant to the Joyce Employment Agreement, Dr. Joyce was also appointed to serve on the Company’s Board of Directors. Dr. Joyce will be eligible to participate in or receive benefits under the Company’s benefit plans generally made available to executives of similar status and responsibilities and will be provided use of a company car. In the event the Joyce Employment Agreement is terminated for any reason, including by Dr. Joyce upon 60 days’ notice, by the Company for cause or by reason of Dr. Joyce’s death, Dr. Joyce (or his estate as applicable) will receive his base salary for the remainder of the three-year employment term. However, the Joyce Employment Agreement provides that if Dr. Joyce breaches any of the restrictive covenants set forth in the Joyce Employment Agreement, including a covenant not to compete during his term of employment and a covenant not to knowingly disclose confidential information, such breach will be grounds for the immediate termination of Dr. Joyce and will result in the forfeiture of all compensation and benefits otherwise due to Dr. Joyce.

One of the Assumed Leases is Equipment Usage Attachment, dated effective as of August 9, 2019, by and between Gen-Probe Sales & Service, Inc., together with its subsidiaries and affiliates (“Hologic”) and Village Oaks Pathology, as amended by that certain Amendment No. 1 to Equipment Usage Attachment dated November 2, 2020, as further amended by that certain Amendment No. 2 to Equipment Usage Attachment dated November 2, 2020, and as further amended by that certain Amendment No. 3 to Equipment Usage Attachment dated December 21, 2022 (the “Hologic Equipment Lease”), pursuant to which PPLS leases reagent equipment from Hologic and is required to purchase a minimum number of specified testing kits each year. The total monthly minimum purchase commitment PPLS is required to pay Hologic, inclusive of the lease of the reagent equipment, is $16,914 per month. The term of the Hologic Equipment Lease currently expires on December 20, 2027.

Another of the Assumed Leases is the Master Agreement, dated as of January 29, 2015, by and between Leica Microsystems, Inc. (“Leica”) and Village Oaks Pathology, as amended by Amendment No. 1 to the Master Agreement, dated on or about April 4, 2018, as further amended by that certain Amendment No. 2 to Master Agreement, dated March 23, 2021 (the “Leica Equipment Lease”), pursuant to which PPLS leases reagent equipment from Leica and is required to purchase a minimum number of specified testing kits. The total monthly minimum purchase commitment PPLS is required to pay to Leica, inclusive of the lease of the reagent equipment, is $19,790 per month. The term of the Leica Equipment Lease currently expires on March 23, 2026.

One of the Assumed Contracts is a Strategic Relationship License Agreement, dated December 1, 2022, by and between Pathology Watch, Inc. (“Pathology Watch”) and Village Oaks Pathology (the “License Agreement”). Pursuant to the License Agreement, Pathology Watch granted a license to its digital imaging cloud-based pathology platform to facilitate remote interpretation and billing of pathology specimens by qualified professionals to PPLS for a monthly fee of $25,000. In connection with the License Agreement, Pathology Watch also provides certain support services and marketing vendor services to PPLS for the monthly fee of $38,000, for a total monthly fee paid by PPLS to Precision Watch of $63,000. The License Agreement is for an initial term of twelve months, unless terminated by either party upon 90 days’ notice, and provides that upon expiration of the initial term (or any renewal term), it will be automatically extended for successive twelve month terms, unless either party notifies the other party of its intention not to renew the License Agreement not less than 90 days prior to the expiration of the current term.

In connection with the Asset Purchase Agreement, Dr. Joyce, on behalf of Village Oaks, executed a Bill of Sale (the “Bill of Sale”), pursuant to which all rights, title, and interest of Village Oaks in and to the permits listed on Exhibit A attached thereto, inclusive of the CLIA-certificate and CAP-accreditation, notwithstanding the transfer of the CLIA certificate by operation of law to PPLS upon consummation of the Acquisition, were confirmed to have been transferred and assigned to PPLS.

The foregoing descriptions of the Asset Purchase Agreement, Subscription Agreement, Management Services Agreement, Succession Agreement, Professional Services Agreement, Joyce Employment Agreement, Assignment and Assumption of Lease, Office Lease, Assumption Agreement, Hologic Equipment Lease, Leica Equipment Lease, License Agreement and Bill of Sale are a summary and are qualified in its entirety by reference to the Asset Purchase Agreement, Subscription Agreement, Management Services Agreement, Succession Agreement, Professional Services Agreement, Joyce Employment Agreement, Assignment and Assumption of Lease, Office Lease, Assumption Agreement, Hologic Equipment Lease, Leica Equipment Lease, License Agreement and Bill of Sale, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, 10.12 and 10.13 are incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 2.01, as applicable.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 2.03, as applicable.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 3.02, as applicable. The shares of common stock issued to the Trust were issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder. The Investor represented that it was an “accredited investor,” as defined in Regulation D, and was acquiring the shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

Item 5.02	Departures of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 5.02, as applicable.

Roby P. Joyce, MD, age 75, was appointed to serve on the Company’s Board of Directors on September 18, 2023, contingent upon and effective as of the consummation of the Acquisition. As previously described in Item 1.01, in connection with the Asset Purchase Agreement, the Company also entered into the Joyce Employment Agreement, for a term of three years, pursuant to which he serves as the Medical Director and Laboratory Director of PPLS at a base salary of $333,333.34 per year. He is also the owner of Village Oaks Pathology, the medical professional association whose pathologists work with PPLS. Dr. Joyce is board-certified in anatomic and clinical pathology by the College of American Pathologists and is a Diplomat in the American Board of Pathology. He is also board-certified in neurology by the American Academy of Neurology and is a Diplomat in the American Board of Psychiatry and Neurology. Dr. Joyce founded Village Oaks Pathology in 2007, where he created and operated a successful pathology laboratory that developed CyPath® Lung as a laboratory developed test (“LDT”). In addition, he has served in various capacities at Northeast Methodist Hospital in San Antonio, including Chairman of the Board of Trustees and Chief of Staff of the Methodist Healthcare System. Throughout a career in pathology that spans more than 40 years, he has been a highly regarded speaker at medical and scientific conferences, has served in leadership roles on dozens of professional organizations and committees, and has served as lead or co-author of numerous scientific articles. Dr. Joyce received his medical degree from Louisiana State University, where he also received a BS in zoology. He performed his internship at Fitzsimons Army Medical Center in Denver, his residency in neurology at the Letterman Army Medical Center at the University of California Moffett Hospital in San Francisco, and his residency in pathology at Brooke Army Medical Center in San Antonio. As previously described in Item 1.01, as principal of Village Oaks Pathology, Dr. Joyce has a direct material interest in the Acquisition. As consideration for the Acquisition, PPLS paid $3,500,000, of which $2,500,000 was paid to Village Oaks Pathology in cash and $1,000,000 was paid by the issuance of 564,972 shares of the Company’s restricted common stock to the Trust, of which Dr. Joyce is trustee.

Xavier Reveles, age 54, who has served as the Company’s Vice President of Operations as an employee at will since September 2022, was appointed to serve as the Company’s Chief Operating Officer on September 18, 2023, contingent upon and effective as of the consummation of the Acquisition. In connection with such appointment, Mr. Reveles’ annual base salary was increased from $150,000 to $175,000, effective September 18, 2023. The Company does not have an employment agreement with Mr. Reveles, but the Company intends to enter into an employment agreement with him, the form, terms and conditions of the which shall be substantially the same as the Company’s current executive officers other than salary and title, pursuant to which he will earn his increased annual base salary of $175,000 per year. He has 30 years of experience as a clinical cytogeneticist skilled in the design/concept and management of CAP CLIA clinical laboratories, coding, CPT reimbursement valuations, and the development of LDTs. Mr. Reveles is board certified by the American Society of Clinical Pathology as a clinical specialist in cytogenetics. He joined bioAffinity as Director of Operations in 2017. Prior to joining bioAffinity, Mr. Reveles created the Oncopath Laboratory – START Cancer Center (“Oncopath”) in San Antonio, Texas, and served as Laboratory Director. During his tenure at Oncopath, he commercialized eight LDTs, including bringing to market a proprietary cancer specific gene oligo array he designed for the deletions and amplifications of specific oncogenes for solid tumors. As the Director of the Cytogenetics Laboratory at UT Health San Antonio, Mr. Reveles’ research included molecular evaluation of disease progression in prostate, breast and ovarian cancer, schizophrenia, diabetes and other constitutional genetic syndromes. He was a lecturer and instructor for the UT Health Graduate, Medical, and Allied Health Schools and the director of the NCI San Antonio Cancer Institute (SACI) Genetics and Cytogenetics Core facility. After leaving academia, Mr. Reveles was a genomic specialist for CombiMatrix Diagnostics, Irvine, CA, a diagnostic biotech company where he validated pre-natal, post-natal, and cancer gene arrays for commercialization as LDTs. Mr. Reveles is (co)author of 20 publications and six abstracts in peer-reviewed journals and is a member of the Association for Molecular Pathology.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Village Oaks Pathology as of and for the year ended December 31, 2022 and 2021 are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

The unaudited financial statements of Village Oaks Pathology as of and for the six months ended June 30, 2023 and 2022 are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements of the Company after giving effect to the Acquisition consisting of the unaudited condensed combined balance sheet as of June 30, 2023 and December 31, 2022 and the unaudited pro forma combined statement of operations as of and for the six months ended June 30, 2023 and December 31, 2022 are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(d)	Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit Number	Exhibit Description

4.1	Form of Amendment to Common Share Purchase Warrants with schedule of warrant holders and warrants
4.2	Form of Amendment to Initial Public Offering Warrants with schedule of warrant holders and warrants
10.1	Asset Purchase Agreement, effective September 18, 2023, by and among, Precision Pathology Laboratory Services, LLC, Dr. Roby P. Joyce and Village Oaks Pathology Services, P.A.
10.2	Subscription Agreement, dated September 18, 2023, by and between The Joyce Living Trust, dated March 19, 2013, and bioAffinity Technologies, Inc.
10.3	Management Services Agreement, effective as of September 18, 2023, by and between Precision Pathology Laboratory Services, LLC and Village Oaks Pathology Services, P.A.
10.4	Succession Agreement, effective September 18, 2023, by and among, Precision Pathology Laboratory Services, LLC, Dr. Roby P. Joyce and Village Oaks Pathology Services, P.A.
10.5	Professional Services Agreement, effective as of September 18, 2023, by and between Precision Pathology Laboratory Services, LLC and Village Oaks Pathology Services, P.A.
10.6	Executive Employment Agreement, dated September 18, 2023, by and between bioAffinity Technologies, Inc. and Roby Joyce, M.D.
10.7	Assignment and Assumption of Lease Agreement, effective September 18, 2023, by and between Precision Pathology Laboratory Services, LLC and Village Oaks Pathology Services, P.A.
10.8	Office Lease, dated July 31, 2019, by and between Village Oaks Pathology Services, P.A. and 343 West Sunset, LLC
10.9	Assignment and Assumption Agreement, effective September 18, 2023, by and between Precision Pathology Laboratory Services, LLC and Village Oaks Pathology Services, P.A.
10.10	Equipment Usage Attachment, dated effective as of August 9, 2019, by and between Gen-Probe Sales & Service, Inc., together with its subsidiaries and affiliates and Village Oaks Pathology Services, P.A. d/b/a Precision Pathology, as amended by that certain Amendment No. 1 to Equipment Usage Attachment dated November 2, 2020, as further amended by that certain Amendment No. 2 to Equipment Usage Attachment dated November 2, 2020, and as further amended by that certain Amendment No. 3 to Equipment Usage Attachment dated December 21, 2022
10.11	Master Agreement, dated as of January 29, 2015, by and between Leica Microsystems, Inc. and Precision Pathology, as amended by Amendment No. 1 to the Master Agreement, dated on or about April 4, 2018, as further amended by that certain Amendment No. 2 to Master Agreement, dated March 23, 2021
10.12	Strategic Relationship License Agreement, dated December 1, 2022, by and between Pathology Watch, Inc. and Precision Pathology Services
10.13	Bill of Sale signed by Village Oaks Pathology Services, P.A., effective as of September 18, 2023
23.1	Consent of WithumSmith+Brown, PC, independent registered public accounting firm for Village Oaks Pathology Services, P.A.
99.1	Audited financial statements of Village Oaks Pathology Services, P.A. as of and for the year ended December 31, 2022 and 2021
99.2	Unaudited financial statements of Village Oaks Pathology Services, P.A. as of and for the six months ended June 30, 2023 and 2022
99.3	Unaudited pro forma combined financial statements of bioAffinity Technologies, Inc. as of and for the six months ended June 30, 2023 and for the year ended December 31, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within in the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOAFFINITY TECHNOLOGIES, INC.

By:	/s/ Maria Zannes
Maria Zannes
President and Chief Executive Officer

Dated: September 20, 2023